OFFICE BUILDING LEASE



                                 by and between


                             ALLSTAR EQUITIES, INC.,
                              a Texas Corporation,
                                   as Landlord




                                       and


                             ALLSTAR SYSTEMS, INC.,
                             a Delaware Corporation,
                                    as Tenant








                            Dated: November 30, 1999

                             BASIC LEASE PROVISIONS

Item 1. Date of Lease. The Office Building Lease (the "Lease") attached hereto is made and entered into effective as of the 30th day of November, 1999.

Item 2. Tenant. "Tenant" means Allstar Systems, Inc., a Delaware corporation, whose address is: 6401 Southwest Freeway, Houston, Texas 77074.
          Contact: Donald R. Chadwick.

Item 3.   Landlord.   "Landlord"   means   Allstar   Equities,   Inc.,  a  Texas
          corporation, whose address is 6401 Southwest Freeway, Houston, Texas 77074. Contact: James H. Long.

Item 4. Building. "Building" means the office building commonly referred to as 6401 Southwest Freeway, Houston, Texas 77074 together with all parking and related amenities which has been constructed on the land (the "Land") located on 2.251 acres of land, being Lots 1 and 3 of Block 5 of the replat of Block 5, Sharpstown Industrial Park, Section 2, Harris County, Texas, according to the map or plat recorded thereof in Volume 70, Page 48, of the Map Records of Harris County, Texas.

Item 5. Lease Term. The "Lease Term" is the period commencing on November 30, 1999, (the "Commencement Date") and, continuing for sixty (60) calendar months thereafter. In the event the Commencement Date is other than the first day of a calendar month, the Lease Term shall be calculated as if the Commencement Date were the first day of the next full calendar month and rent shall be prorated for the first partial month of the Lease.

Item 6. Base Rent. The "Base Rent" for the Lease Term shall be $37,692.00 per month.


Item 7.   Security  Deposit.  Tenant  shall  pay,   contemporaneously  with  the
          execution hereof, a Security Deposit of $37,692.00.

Item 8. Permitted Use. Tenant shall use and occupy the Building for business offices and no other use or purpose without the prior written consent of Landlord.

These Basic Lease Provisions are incorporated into and made a part of the Lease attached hereto.

Each reference in the Lease to any of the information or definitions set forth in these Basic Lease Provisions shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with the provisions of the Lease. In the event of any direct conflict between these Basic Lease Provisions and the Lease, these Basic Lease Provisions shall control; provided, however, that those provisions of the Lease (including its Exhibits and Riders) which expressly require an adjustment or modification to any of the matters set forth in these Basic Lease Provisions shall supersede the provisions of these Basic Lease Provisions.

LANDLORD:                           TENANT:

ALLSTAR EQUITIES, INC.              ALLSTAR SYSTEMS, INC.



By: __________________________      By: __________________________
     James H. Long                      Donald L. Chadwick
     President                          Chief Financial Officer

                              OFFICE BUILDING LEASE

         This Office Building Lease (the "Lease") is made and entered into effective as of the 30th day of November, 1999, by and between Allstar Equities, Inc., a Texas corporation (hereinafter called "Landlord"), and Allstar Systems, Inc., a Delaware corporation (hereinafter called "Tenant").

                                   WITNESSETH:

         Landlord, in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby Lease, Demise and Let unto Tenant and Tenant accepts the Building for the Lease Term specified in Item 5 of the Basic Lease Provisions, all upon and subject to the following terms, provisions, covenants, agreements and conditions:

     1. Base Rent. Tenant covenants and agrees to pay Landlord in legal currency of the United States of America on or in advance of the first day of each month during the Lease Term, without demand, set-off or deduction whatsoever, the Base Rent as provided for in Item 6 of the Basic Lease Provisions.

     2. Additional Rent. In addition to the Base Rent, Tenant also covenants and agrees to pay all other cost and expenses set forth in this Lease.

     3. Payments and Performance. Tenant agrees to pay all rents and sums provided to be paid by Tenant hereunder at the times and in the manner herein provided, without any set-off, deduction or counterclaim whatsoever. The obligation of Tenant to pay such rent is an independent covenant and no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Landlord or not, shall release Tenant from the obligation to pay rent. Any amount which becomes owing by Tenant to Landlord hereunder shall bear interest from the date due until paid at an annual rate (the "Past Due Rate") equal to the maximum nonusurious rate which Landlord is legally entitled to contract for, charge or collect under applicable state or federal law. In addition, Tenant shall pay a late charge in the amount of five percent (5%) of any installment of rent hereunder which is not paid within ten (10) days of the date on which it is due for the purpose of defraying Landlord's administrative expenses incident to the handling of such overdue payments.

     4. Security Deposit. Tenant has deposited with Landlord on the date of the execution of this Lease the sum set forth in Item 7 of the Basic Lease Provisions as security for the full and faithful performance by Tenant of Tenant's covenants and obligations hereunder. Such security deposit shall not bear interest and shall not be considered an advance payment of rent or a measure or limitation of Landlord's damages in case of default by Tenant. In the event Tenant defaults in the performance of any of the covenants or obligations to be performed by it hereunder, including but not limited to the payment of any rent to be paid hereunder, Landlord may, from time to time, without prejudice to any other remedy, use such security deposit to the extent necessary to make good any arrearages in rent or in any sum as to which Tenant is in default or otherwise obligated to pay hereunder and to pay for any other damage, injury, expense or liability caused to Landlord by such default, whether such damage or deficiency may accrue before or after termination of this Lease. Following any such application of the security deposit, Tenant shall pay and be obligated to pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. If Tenant is not in default hereunder on the date on which this Lease is terminated (the "Expiration Date"), any remaining balance of the security deposit shall be returned by Landlord to Tenant within thirty (30) days of the Expiration Date and after delivery by Tenant of possession of the Building to Landlord in accordance with the terms and conditions of this Lease.

     5. Installation of Improvements. Landlord has made no representations or warranties as to the condition of the Building or the Land, nor has Landlord made any commitment to remodel, repair or redecorate. Tenant has been in possession of the Building and accepts the same in its current "AS IS" condition.

     6. Assignment and Subletting.

          (a) In the event Tenant should desire to assign this Lease or sublet the Building or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall contain the name and the nature and character of the business of the proposed assignee or subtenant and the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation, evidence satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and thereafter use the Building (or any sublet portion thereof) for the remainder of the Lease Term (or for the entire term of the sublease, if shorter). Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant for such assignment or subletting, (2) to permit Tenant to assign this Lease or sublet such space, or (3) to refuse to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Building. If Landlord shall fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected option (3) above. Landlord may condition any consent to an assignment or subletting upon Tenant's payment to Landlord of any reasonable costs incurred by Landlord in reviewing and approving such requested assignment or subletting, including, without limitation, Landlord's attorneys' fees. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease. Consent of Landlord to a particular assignment or sublease or other transaction shall not be deemed a consent to any other or subsequent transaction.

          (b) If Landlord consents to any subletting or assignment by Tenant as hereinabove provided and subsequently any rents received by Tenant under any such sublease are in excess of the rent payable by Tenant to Landlord or Tenant receives any additional consideration from the assignee under any such assignment, then Landlord may, at its option, either (i) declare such excess rents under any sublease or such additional consideration for any assignment to be due and payable by Tenant to Landlord as additional rent hereunder, or (ii) elect to cancel this Lease as to the space assigned or sublet and, at Landlord's option, enter into a lease directly with such assignee or subtenant, without liability to Tenant.

          (c) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations hereunder and in the Building and Land and in such event and upon assumption by the transferee of Landlord's obligations hereunder (any such transferee to have the benefit of, and be subject to, the provisions of this Lease), no further liability or obligation shall thereafter accrue against Landlord hereunder and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations.

          (d) No assignment or sublease shall release Tenant or Tenant's guarantor from any obligations hereunder. In the event Tenant is in default under this Lease, then Landlord, in addition to any other remedies, may collect all rents coming due directly from any subtenant and apply same against any sums due Landlord by Tenant, but Tenant shall not be released from any further liability or obligations because of such collections by Landlord.

          (e) If Tenant is a corporation and if at any time during the Lease Term the person or persons who own the voting shares at the time of the execution of this Lease cease for any reason to own a majority of such shares, including but not limited to merger, consolidation or other reorganization involving another corporation, or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder(s) or partner(s)), such an event shall be deemed to be an assignment requiring Tenant to comply with the terms hereof. The preceding sentence shall not apply whenever Tenant is a corporation the outstanding stock of which is listed on a recognized security exchange or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

     7. Use and Occupancy. Tenant covenants and agrees that the Building shall be used and occupied by Tenant only for the Permitted Use set forth in Item 8 of the Basic Lease Provisions and for no other purpose and agrees to use and maintain the Building in a clean, careful, safe and proper manner and to comply with all applicable state, federal and municipal laws, ordinances, orders, rules and regulations. Tenant agrees not to commit waste nor suffer or permit waste to be committed on or in the Building or the Land.

     8. Alterations and Additions by Tenant. Tenant shall not make or allow to be made any alterations, improvements or additions in or to the Building without first obtaining the written consent of Landlord, and all alterations, additions and improvements made to or fixtures or other improvements placed in or upon the Building, whether temporary or permanent in character, by either party (except only moveable office furniture and equipment not attached to the Building) shall be deemed a part of the Building and with respect to Tenant's alterations, additions, improvements and fixtures, they shall remain Tenant's property until the expiration or earlier termination of the Lease at which time they shall become the property of Landlord without compensation to Tenant. Alterations, improvements and additions in and to the Building requested by Tenant shall be in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. Such work shall be performed at Tenant's expense and accomplished either by Landlord or by contractors and subcontractors approved in writing by Landlord. If such work is performed by Landlord, Landlord shall be entitled to a construction supervision fee in the amount of five percent (5%) of the cost of any alterations, improvements or additions. If such work is not performed by Landlord, then all work performed by other contractors and subcontractors shall be subject to the following conditions:

          (a) A certificate of insurance for each contractor and subcontractor must be submitted to the Landlord for approval prior to commencement of construction;

          (b) Tenant must insure that all workmen will be cooperative with Building personnel and comply with all Building rules and regulations;

          (c) All construction must be done in a good and workmanlike manner and shall be subject to approval by Landlord in its sole discretion upon completion;

          (d) Lien releases in recordable form from each contractor and subcontractor must be submitted to the Landlord within five (5) days after completion; and

          (e) All construction must comply with all applicable governmental laws, rules and regulations.

     9. Repair and Maintenance by Tenant. This is intended to be a "Triple Net" lease and in addition to the obligations of Tenant to pay for all Property Taxes (as hereinafter defined) and insurance as provided in Sections 14 and 15 hereof, Tenant is responsible, at its sole cost and expense for all maintenance, repairs and replacements (including, without limitation, those of a capital nature) to the Building and Land, including, but not by way of limitation, all items set forth in this Section 8. Tenant will not in any manner deface or damage the Building or Land and will pay as additional rent on demand the cost of replacing any damage done to the Building or Land except damage caused by the gross negligence or willful misconduct of Landlord. Tenant shall, at its own cost and expense, throughout the term hereof, keep and maintain in good repair, all structural and non-structural portions of the Building and Land, including but not limited to the roof, foundation, structural soundness of the exterior walls, including cleaning and painting thereof. Tenant shall keep and maintain in good repair all windows, window glass, plate glass (including cleaning of all glass), doors, fixtures, equipment, Elevators (as hereinafter defined) and HVAC (as hereinafter defined) and all other machinery located in the Building and/or on the Land. Tenant shall pay for all license, permits, use and inspections in connection with the Building and Land during the Lease Term. Furthermore, Tenant shall keep the plumbing working, closets, pipes and fixtures belonging thereto in good repair, and keep the water pipes and connections free from ice and all other obstructions, to the satisfaction of Landlord and any government authority having jurisdiction over the Building or the Land during the term hereof. It shall be the obligation of Tenant to keep and maintain in good repair, the sidewalks, parking lots, driveways and curbs, service facilities, signage, landscaping, sprinkler systems, Elevators, including all alterations and work required to have the Building and Land comply with all Environmental Laws and all laws, ordinances and regulations applicable to the Building and Land. Tenant shall, at its sole cost and expense, during the term hereof make all alterations, improvements or additions to the Building and Land that may be required on account of any existing or future laws or regulations. It is specifically understood that Landlord shall have no obligation for maintenance or repair of the Building or Land and shall incur no liability or expense in regard thereto. Tenant shall insure that the heating, ventilating and air conditioning equipment serving the Building ("HVAC") is in good operating order and condition on the Commencement Date and Tenant shall maintain a commercially reasonable preventative maintenance contract for the HVAC system, acceptable to Landlord, during the term hereof. Tenant shall make all necessary repairs and replacements of the HVAC system which are not covered (or would not be covered) under such preventative maintenance contract, including capital expenditures for repair or replacement of the HVAC systems serving the Building. Without diminishing such obligation of Tenant and in addition to any other remedies Landlord may have, if Tenant fails to make such repairs and replacements within fifteen (15) days after notice to Tenant from Landlord, Landlord may, at its option, make such repairs and replacements and Tenant shall pay Landlord the cost thereof as additional rent on demand. Likewise, Tenant shall at its sole cost and expense, insure that the elevators and all equipment and fixtures related thereto (collectively the "Elevators") are in good operating order and condition and comply with all governmental requirements as of the Commencement Date and Tenant shall maintain a commercially reasonable preventive maintenance contract for the Elevators, acceptable to Landlord, during the term hereof and insure that the same continue to comply with all applicable rules, regulations and ordinances of any governmental authority having jurisdiction over the Building. Tenant shall make all necessary repairs and replacements of the Elevators which are not covered (or would not be covered) under this preventive maintenance contract, including capital expenditures for repairs or replacement of the Elevators. Without diminishing such obligations of Tenant, and in addition to any other remedies Landlord may have, if Tenant fails to make such repairs and replacements within fifteen (15) days after notice to Tenant from Landlord, Landlord may, at its option, make such repairs and replacements and Tenant shall pay Landlord the cost thereof of additional rent on demand. However, nothing set forth in this Section 8, or elsewhere in this Lease shall impose any obligation upon Landlord to make any such repairs or replacements and Landlord shall have no liability to Tenant, its agent, employees, contractors or invitees for failure to make such repairs and/or replacement or for any damage, loss or injury (including death) arising therefrom, and Tenant hereby indemnifies and holds Landlord harmless from any and all damage, cost, or liabilities which may arise by virtue of any loss, damage, injury (including death) or liability arising from such election by Landlord not to repair or replace. Tenant shall maintain, at its sole cost and expense, a janitorial service contract and a pest control contract covering the Building, acceptable to Landlord, during the Lease Term.

     10. Mechanic's Liens. Tenant will not permit any mechanic's or materialman's lien to be placed upon the Building or improvements thereon or the Land during the term hereof caused by or resulting from any work performed, materials furnished or obligations incurred by or at the request of Tenant. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials that would give rise to the filing of any mechanic's, materialman's or other lien against the interest of Landlord in the Land or the Building. In the case of the filing of any lien on the interest of Landlord or Tenant in the Building or Land, Tenant shall cause the same to be discharged of record or adequately bonded within twenty (20) days after the filing of same. If Tenant shall fail to discharge or adequately bond around such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Landlord for any of the aforesaid purposes, or for the satisfaction of any other lien not caused or claimed to be caused by Landlord, together with all reasonable legal and other expenses of Landlord in defending any such action or procuring the discharge of such lien, shall be paid by Tenant to Landlord as additional rent on demand.

     11. Indemnity and Non-Liability. Landlord will not be liable for and Tenant will indemnify and hold Landlord harmless from all suits, liability, fines, claims, demands, actions, damages, losses, costs and expense, including, but not limited to, Landlord's reasonable attorneys' fees, for any injury or death to persons, any loss or damage to property or any loss of or damage to Tenant's business caused wholly or in part by (i) the negligence of, (ii) an act, omission or misconduct of, (iii) a breach of this Lease by or (iv) the use or occupancy of the Building or Land by, Tenant, its employees, agents, servants, contractors, licensees, invitees or subtenants. Unless caused by the gross negligence or willful misconduct of Landlord, Landlord shall not be liable or responsible for any loss or damage to property or death or injury to persons occasioned by any event, including, without limitation, theft, fire, act of God, injunction, defects in the Building, riot, strike, war, court order, other governmental action or other matter or the leakage or failure of any pipes, wiring or fixture or the backing up of any drains.

     12. Certain Rights Reserved by Landlord. In addition to Landlord's rights under the Building Rules and Regulations attached hereto as Exhibit "A", Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of rent:

          (a) To change the Building's name or street address;

          (b) To install, affix and maintain any and all signs on the exterior and interior of the Building;

          (c) To enter upon the Building at reasonable hours to exercise its rights hereunder or inspect same or to show the Building to prospective lenders or purchasers, and, during the last twelve (12) months of the Lease Term, to show them to prospective tenants at reasonable hours and, if they are vacated, to prepare them for reoccupancy;

          (d) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Building;

          (e) To decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any other part thereof, without any obligation to do so, and for such purposes to enter upon the Building and, during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building;

          (f)  To  interrupt  or  temporarily   suspend  Building  services  and
facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as access to the Building is not unreasonably restricted;

          (g) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants. Notwithstanding the foregoing, Landlord shall not be obligated to provide any security measures and Landlord shall not be liable to Tenant or Tenant's employees, customers or invitees for any damage, cost or expense which occurs for any reason in the event any provided security measure is not properly installed, monitored or maintained or any such service is not properly provided, nor shall Landlord be liable to Tenant or Tenant's employees, customers or invitees for any damage or loss caused by theft, burglary, assault, vandalism or any other crime. Landlord strongly encourages Tenant to secure Tenant's own insurance in excess of the amounts required elsewhere in this Lease and/or to provide Tenant's own security measures to protect against the above occurrences if Tenant desires additional coverage for such risks.

     13. Fire or Other Casualty. If the Building or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within thirty (30) days after the date of such damage, in which event the rent hereunder shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease or if, in Landlord's sole opinion, substantial alteration or reconstruction of the Building is not required, Landlord shall repair and restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of Tenant's furniture or furnishings or of fixtures and equipment owned or removable by Tenant under the provisions of the Lease. Notwithstanding the foregoing, Landlord's obligation to restore the Building shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. If any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees or invitees, the rent hereunder shall not be diminished and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

     14. Condemnation. If all of the Building and Land, or so much of the same as would, in Landlord's sole opinion, materially interfere with the parties' continued efficient and/or economically feasible use of the remainder, shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should be sold to the condemning authority in lieu of condemnation, then Landlord may, at its option, terminate this Lease as of the date when physical possession of the Building or Land is taken by the condemning authority. If Landlord does not terminate this Lease, the rent payable hereunder shall be diminished by an amount representing that part of said rent as shall properly be allocable to the portion of the Building which was taken or sold. Landlord shall receive the entire award from any taking or condemnation and Tenant shall have no claim thereto for any reason relating to the taking or condemnation.

     15. Taxes. Tenant shall be liable for and shall pay, prior to becoming delinquent, all taxes levied or assessed against Tenant's personal property, furniture, alterations, improvements or fixtures in the Building including any sales and use taxes associated with materials and/or services in connection with the Building. Tenant shall pay to Landlord (or directly to the taxing authority if required by Landlord) the Property Taxes (as hereinafter defined) for each tax year of the term hereof. Property Taxes shall be prorated for any partial tax year within the term based on the actual number of days elapsed. Promptly after receipt of a property tax bill, Landlord shall provide Tenant with a copy of the same. Tenant shall pay all Property Taxes prior to when such Property Taxes are delinquent. Tenant shall deliver evidence to Landlord, in the form of a copy of the check to the taxing authorities, of payment of such Property Taxes prior to the same becoming delinquent. "Property Taxes" means the real estate taxes levied on the Building and Land including any interest or penalty charges payable with respect to any such taxes by virtue of Tenant's late payment or non-payment of all or any portion of Property Taxes. Property Taxes shall also include betterments and special and general assessments levied or imposed against the Buildings, Land and/or Building. Property Taxes shall also include any tax, excise, surcharge or assessment levied by any governmental taxing authority upon or against the rents payable hereunder by Tenant in lieu of any Property Taxes. Notwithstanding the foregoing, Tenant shall have no obligation to pay any income taxes, sales taxes, excess profit taxes, franchise, capital stock, inheritance or estate taxes, license fees, inspection fees or permit fees levied against Landlord.

     16. Waiver of Subrogation and Insurance.

          (a) Each party hereto hereby waives any and every claim which arises or may arise in its favor and against the other party hereto, or anyone claiming through or under them, by way of subrogation or otherwise, for any and all loss of or damage to any of its property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom said other party may be responsible), which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is insurable under said insurance policies. Said waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto.

          (b) Tenant shall at its sole cost and expense, procure and maintain throughout the term of this Lease a policy or policies of insurance insuring Tenant against (i) any and all liability for injury to or death of a person or persons and for damage to or destruction of property occasioned by or arising out of or in connection with the use or occupancy of the Building or by the condition of the Building (including the contractual liability of Tenant to indemnify Landlord contained herein) with a limit of not less than $1,000,000 for each occurrence and $5,000,000 in the aggregate, (ii) fire and extended coverage insurance covering Tenant's personal property and movable trade fixtures in the Building to the extent of full replacement value, and (iii) worker's compensation insurance as required by the State of Texas. Whenever good business practice, in Landlord's reasonable judgment, indicates the need of additional insurance coverage or different types of insurance in connection with the Building or Tenant's use and occupancy thereof, Tenant shall, upon request, obtain such insurance at Tenant's expense and provide Landlord with evidence thereof. Additionally, Tenant shall at all times during the Lease Term maintain in effect a policy or policies of insurance covering the Building for 100% of replacement cost or in such amounts as Landlord may from time to time determine, providing protection against perils included within the standard Texas form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism, malicious mischief, business interruption, and such other risks as Landlord may from time to time determine and with any such deductibles as Landlord may from time to time determine. All insurance shall be written by an insurance company or companies satisfactory to Landlord and licensed to do business in the State of Texas with Landlord and any other party in interest from time to time designated by Landlord named as an additional insured without restriction. If Tenant has an umbrella or excess policy, Tenant will name Landlord as an additional insured without restriction on all insurance required pursuant to the Lease and on all layers of umbrella or excess policies. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation of all required premium to this Section 16(b) such insurance. Such policies or duly executed certificates of insurance relating thereto shall be promptly delivered to Landlord within five (5) days after the execution of this Lease and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. If Tenant fails to comply with the foregoing requirements relating to insurance, Landlord may, at its sole option, obtain such insurance and Tenant shall pay as additional rent to Landlord on demand the premium cost thereof.

     17. Surrender Upon Termination. At the expiration or termination of this Lease, whether caused by lapse of time or otherwise, Tenant shall at once remove all furniture, movable trade fixtures and equipment and surrender possession of the Building and Land and deliver the Building and Land to Landlord in as good repair and condition as at the Commencement Date, reasonable wear and tear and damages or destruction by fire or other insured casualty excepted, and shall deliver to Landlord all keys to the Building. Tenant, or Landlord at Tenant's expense, shall repair any damage to the Building or the Building and Land caused by any such removal. All furniture, movable trade fixtures and equipment installed by Tenant not removed at the expiration of this Lease or within fifteen (15) days after any other termination shall thereupon be conclusively presumed to have been abandoned by Tenant and Landlord may, at its option, take over the possession of such property and either (a) declare same to be the property of Landlord by written notice thereof to Tenant, or (b) at the sole risk, cost and expense of Tenant, remove the same or any part thereof in any manner that Landlord shall choose and dispose of the same without incurring liability to Tenant or any other person.

     18. Events of Default by Tenant.

          (a) The occurrence of any of the following events shall be deemed to be an event of default by Tenant under this Lease:

               (i) Tenant shall fail to pay when due hereunder any installment of rent or any other sum of money payable by Tenant to Landlord; or

               (ii) Tenant shall fail to comply with or observe any other term, provision or covenant of this Lease, and Tenant has not cured such failure (except for the failure to pay rent) within twenty (20) days after the occurrence of such failure; or

               (iii) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, or Tenant shall admit in writing its inability to pay its debts as they become due, or Tenant shall file a petition under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder, or a petition or answer proposing the adjudication of Tenant as a bankrupt or its similar law shall be filed in any court and such petition or answer shall not be discharged within sixty (60) days after the filing thereof, or a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or of the Building or of any of Tenant's property located thereon; or

               (iv) The leasehold estate hereunder shall be taken or attempted to be taken by execution or other process of law in any action against Tenant; or

               (v) Tenant shall abandon or vacate any substantial portion of the Building for a period of time in excess of five (5) days without written permission of Landlord; or

               (vi) The liquidation, termination, dissolution, forfeiture of right to do business or death of Tenant or any Guarantor.

          (b) If an event of default shall have occurred, Landlord shall have, in addition to such other rights or remedies as are contained within this Lease or at law or in equity, the right at its election, then or any time thereafter while such event of default shall continue, to pursue any one or more of the following remedies:

               (i) Terminate this Lease by giving notice thereof to Tenant, in which event Tenant shall immediately surrender the Building to Landlord and if Tenant fails to do so, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take absolute possession of the Building. Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Building on satisfactory terms or otherwise, including loss of rental for the remainder of the Lease Term and interest thereon at the Past Due Rate from the date of the default.

               (ii) Enter upon and take absolute possession of the Building without terminating this Lease. Landlord may (but shall be under no obligation to) relet the Building or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such uses as Landlord in its absolute discretion may determine and Landlord may collect and receive any rents payable by reason of such reletting. Tenant covenants and agrees to pay Landlord on demand all reasonable expenses necessary to relet the Building which shall include the cost of renovating, repairing and altering the Building for a new tenant or tenants, advertisements and brokerage fees, and Tenant further covenants and agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting together with interest on all sums due thereon at the Past Due Rate from the date of the default. Landlord shall not be responsible or liable for any failure to relet the Building or any part thereof or for any failure to collect any rent due upon any such reletting. No such re-entry or taking of possession of the Building by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant pursuant to subparagraph 17(b)(i) above.

               (iii) Make such payments and/or take such action and do whatever Tenant is obligated to do under the terms of this Lease. Tenant covenants and agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus affecting compliance with Tenant's obligations under this Lease together with interest thereon at the Past Due Rate from the date paid by Landlord, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

               (iv) Collect, from time to time, by suit or otherwise, each installment of rent or other sum as it becomes due hereunder, or to enforce, from time to time, by suit or otherwise, any other term or provision hereof on the part of Tenant required to be kept or performed.

               (v) Terminate this Lease by giving Tenant notice thereof, in which event Tenant shall pay to Landlord the sum of (1) all rent accrued hereunder through the date of termination, and (2) an amount equal to (A) the total rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at a rate of seven percent (7%) per annum, minus (B) the then present fair rental value of the Building for such period, similarly discounted at a rate of seven percent (7%) per annum, after deducting all anticipated costs of reletting and Landlord's expenses for keeping the Building in good order.

          (c) In order to regain possession of the Building pursuant to this Paragraph 17, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Building without posting or giving notice of any kind to Tenant. Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Building so long as Tenant is in default under this Lease. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Building after Landlord has regained possession thereof.

          (d) No repossession or re-entering on the Building or any part thereof by Landlord and no reletting of the Building or any part thereof by Landlord shall terminate this Lease, unless a notice of such intention be given to Tenant.

          (e) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the other covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity.

     19. Events of Default by Landlord. Except as otherwise provided in this Lease, Landlord shall be in default hereunder if there is an act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this Lease and, upon written notice of such act or omission to Landlord by Tenant, Landlord fails to correct the breach or default within thirty (30) days after the notice, or such longer period of time as may be reasonably necessary provided Landlord has commenced to correct the breach or default within such thirty (30) day period and diligently pursues such to completion.

     20. No Implied Waiver. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. A receipt by Landlord of any rent with or without knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord.

     21. Landlord's Lien. Landlord waives any and all statutory or contractual landlord liens Landlord may have against the furniture, fixtures, equipment, inventory or personal property of Tenant located in the Building.

     22. Subordination. This Lease and all rights of Tenant hereunder shall be subject and subordinate to any deed of trust, mortgage or other instrument of security which may hereafter cover the Building and the Land or any interest of Landlord therein and to any and all increases, renewals, modifications, consolidations, replacements and extensions thereof and to each advance made or hereafter to be made thereunder and to any subordination, non-disturbance or attornment agreement by the terms of which such holder or holders recognize this Lease and covenant to give Tenant, so long as Tenant attorns to any purchaser or purchasers of the Building and the Land any interest of Landlord therein through foreclosure or other disposition thereof and Tenant is not in default under this Lease, the right of quiet enjoyment of the Building. Tenant shall upon demand and at any time or times execute, acknowledge and deliver to Landlord such other and further instruments and certificates that, in the judgment of Landlord, may be necessary or proper to confirm or evidence such subordination.

     23. Quiet Enjoyment. Tenant, upon paying the Base Rent, any additional rent and any other sums required to be paid by the terms of this Lease, and upon performing and observing the covenants and stipulations set forth herein, shall peaceably hold and enjoy the Building during the said term subject to the terms and conditions hereof and to any liens, ordinances, easements, restrictions or covenants to which this Lease is subject.

     24. Holding Over by Tenant. Should Tenant or any of its successors in interest continue to hold the Building after the termination of this Lease, whether such termination occurs by lapse of time or otherwise, such holding over shall, unless otherwise agreed by Landlord in writing, constitute and be construed as a tenancy at will, at a daily rental equal to one-thirtieth (1/30th) of an amount equal to the greater of double the amount of the monthly rental payable during the last month prior to the termination of this Lease or one hundred fifty percent (150%) of the market rate for which similar space in the Building is then being leased by Landlord, and upon and subject to all of the other terms, provisions, covenants and agreements on the part of Tenant hereunder except any right to renew this Lease. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue or extend the term of this Lease and no extension of this Lease after the termination thereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Nothing in this Paragraph 27 should be construed as giving Tenant the right to hold over beyond the date of the expiration of this Lease nor preclude Landlord from having the right to dispossess or otherwise terminate Tenant's right of possession. Any tenancy at will is terminable upon notice from Landlord.

     25. Building Rules and Regulations. Tenant and Tenant's agents, employees and invitees will comply with all requirements of the Building Rules and Regulations which are attached hereto as Exhibit "A." Landlord shall at all times have the right to change such Building Rules and Regulations or to promulgate other Rules and Regulations in such reasonable manner as may be deemed advisable for the safety, care or cleanliness of the Building and related facilities, and for preservation of good order therein; provided, however, that any such change shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant. Tenant shall further be responsible for the compliance with such Rules and Regulations by the employees, servants, agents, visitors and invitees of Tenant. Landlord shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

     26. Estoppel Certificate and Tenant's Financial Statements. Tenant will, at any time and from time to time, upon not less than twenty (20) days' prior request by Landlord or any successor of Landlord or by the holder of any deed of trust or mortgage covering the Land and Building or any interest of Landlord therein, execute, acknowledge and deliver to Landlord an estoppel certificate in writing executed by Tenant certifying that this Lease is the entire agreement between the parties; that this Lease is in full force and effect and specifying any modifications; the dates to which the rent has been paid and that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the Tenant has unconditionally accepted the Building; that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that the address for notices to be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset, deduction or counterclaim under this Lease or otherwise against rents or other charges due or to become due hereunder; that Landlord, any such successor or holder, and any assignee of any such entity may rely upon the estoppel certificate being given by Tenant; and either stating that to the knowledge of the signer of such certificate no default of Landlord exists hereunder or specifying each such default of which the signer may have knowledge; it being intended that any such certificate by Tenant may be relied upon by any prospective purchaser or mortgagee of the Building. In addition to the matters described above, the above-described certificate shall include and Tenant shall certify as to matters regarding the Lease as reasonably requested by Landlord.

     27. Limitation of Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the then interest of Landlord in the Building and Land and Landlord, its officers, directors, employees, agents and partners shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord. Notwithstanding anything contained in this Lease to the contrary, in the event Landlord sells, assigns, transfers, or conveys its interest in the Land and the Building, Landlord shall have no liability for any acts or omissions that occur after the date of said sale, assignment, transfer, or conveyance.

     28. Notices. Each provision of this Lease or of any applicable governmental law, ordinance, regulation or other requirement with reference to the sending, mailing or delivery of any notice or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

          (a) Any notice or document delivered to Landlord by Tenant, including all rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Harris County, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith:

                  Allstar Equities, Inc.
                  6401 Southwest Freeway
                  Houston, Texas 77074
                  Attention: James H. Long

          (b) Any notice or document delivered by Landlord to Tenant hereunder shall be delivered to Tenant at the address hereinbelow set forth, or at such other address as Tenant may specify from time to time by written notice delivered in accordance herewith:

                  Allstar Systems, Inc.
                  6401 Southwest Freeway
                  Houston, Texas 77074
                  Attention: Donald R. Chadwick

          (c) Any notice or document required to be delivered hereunder shall be deemed to be delivered, whether actually received or not, seventy-two (72) hours after deposit in the United States mail, postage paid, certified mail, return receipt requested and addressed to the respective party at the respective addresses set out above or at such other address as they have theretofore specified by written notice.

     29. Use Tax. Notwithstanding any other provision herein, Tenant shall pay as and when they become due and before the same become delinquent any and all licenses, charges, and other fees of every kind and nature arising out of or in connection with the Building, including but not limited to license fees, business license tax, the amount of any privilege, sales, excise, or other tax (other than income) imposed upon rentals herein provided to be paid by Tenant or upon the Landlord in an amount measured by such rentals received by Landlord.

     30. Examination of Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Building. This document becomes effective and binding only upon the execution and delivery hereof by Landlord or Landlord's authorized agent and Tenant.

     31. Severability. Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and in lieu of such invalid or unenforceable clause, there shall be added as a part of this Lease a clause as similar in terms to such invalid or unenforceable clause as may be possible and be legal, valid and enforceable.

     32. No Merger. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Building or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Building or any interest in such fee estate.

     33. Force Majeure. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions or other cause of any kind whatsoever which is beyond the control of Landlord.

     34. Joint and Several Liability. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, the obligations of Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guarantee for any reason whatsoever, including, but not limited to, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices or the release of any party liable for the payment of Tenant's obligations hereunder.

     35. Entire Agreement and Amendment. This Lease contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, understandings, promises and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. Landlord's agents have made no representations or promises with respect to the Building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. This Lease shall not be altered, waived, amended or extended except by a written agreement signed by the parties hereto unless otherwise expressly provided herein. Neither this Lease nor a memorandum of this Lease shall be recorded in the public records of the county in which the Building is located without the prior written consent of Landlord.

     36. Paragraph Headings. The paragraph headings contained in this Lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

     37. Binding Effect. Except as otherwise provided in the Lease, all of the covenants, agreements, terms and conditions to be observed and performed by the parties hereto shall be applicable to, binding upon and inure to the benefit of their respective heirs, personal representatives, successors and their assigns.

     38. Brokerage. Tenant and Landlord represent and warrant to each other that such party has not had any dealing with any realtor, broker or agent in connection with this Lease or the negotiation thereof. Landlord and Tenant each agree to indemnify and hold the other harmless from and against any and all costs, expenses or liability, including, but not limited to, reasonable attorneys' fees, resulting from any breach of this representation or warranty.

     39. Hazardous Waste. The term "Hazardous Substances," as used in this Lease, shall mean any pollutant, contaminant, toxic or hazardous waste, radioactive material or other substance, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local statute, ordinance, regulation or other law of a governmental or quasi-governmental authority relating to pollution or protection of the environment or the regulation of the storage or handling of Hazardous Substances. Tenant hereby agrees that: (a) no activity will be conducted at the Building or Land that will produce any Hazardous Substance; (b) neither the Building nor the Land will not be used in any manner for the storage of any Hazardous Substance; and (c) Tenant will not permit any Hazardous Substance to exist on the Building or Land and if any Hazardous Substances currently exist or exist at any time during the Lease Term or subsequent to the Lease Term (provided such existed during the Lease
Term) the same shall be immediately removed, with proper disposal, and all required clean-up procedures shall be diligently undertaken by Tenant at its sole cost pursuant to all Environmental Laws. If at any time during or after the term of this Lease, the Building and/or the Land is found to be contaminated with Hazardous Materials, Tenant shall diligently institute proper and thorough clean-up procedures, at Tenant's sole cost. Tenant agrees to indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages, penalties and obligations of any nature arising from or as a result of any contamination of the Building and/or Land with Hazardous Substances. The foregoing indemnification and the responsibilities of Tenant shall survive the termination or expiration of this Lease.

     40. Applicable Law. This Lease shall be governed in all respects by the laws of the State of Texas.

     41. Authority. In the event Tenant is a corporation, professional association, partnership or other form of organization other than an individual, then each individual executing or attesting this Lease on behalf of Tenant hereby covenants, warrants and represents that (a) such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (b) this Lease is binding upon Tenant; (c) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Building is located; (d) upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant and any amendments thereto; and (e) the execution and delivery of this Lease by Tenant will not result in a breach of, or constitute a default under, any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound.

     42. Riders and Exhibits. The following number Exhibits and Riders are attached hereto and incorporated herein by reference as if copies herein in full:

                  Exhibit "A":            Building Rules and Regulations
                  Exhibit "B":            Secretary of State Financing Statement

     43. TIME. TIME IS OF THE ESSENCE IN THIS LEASE AND IN EACH AND ALL OF THE PROVISIONS HEREOF.

     44. In the event of any legal action or proceeding brought by either party against the other party arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action or proceeding and such fees and costs shall be included in any judgment rendered in such action or proceeding.


     IN WITNESS WHEREOF, this Lease is hereby executed in multiple originals as of the date first above set forth.

                                    LANDLORD:

                                    ALLSTAR EQUITIES, INC.


                                    By: ____________________________________
                                        James H. Long, President



                                    TENANT:

                                    ALLSTAR SYSTEMS, INC.


                                    By: ____________________________________
                                        Donald R. Chadwick,
                                        Chief Financial Officer


Approved by
Initials:
Date:

                                   EXHIBIT "A"

                         BUILDING RULES AND REGULATIONS

In addition to the covenants of the parties set out in the Lease, the parties agree to observe the following standards for the mutual safety, cleanliness and convenience of the Building and the Land. As specified in the Lease, these rules are subject to change from time to time.

1. No birds, animals (except seeing-eye dogs), reptiles or any other creatures shall be brought into or about the Building.

2. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairway. Tenant shall keep the Building and Land neat and clean.

3. Corridor doors, when not in use, shall be kept closed.

4. No bicycles or similar vehicles will be allowed in the Building or on the Land except in those areas specifically designated by Landlord for such purposes.

5. Sidewalks, doorways, vestibules, halls, stairways and similar areas shall not be obstructed by Tenant or its officers, agents, servants and employees, or used for any purpose other than ingress and egress to and from the Building, or for going from one part of the Building to another part of the Building. No furniture shall be placed in front of the Building or in any lobby or corridor without written consent of Landlord.

6. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

7. Tenant shall not place, install or operate any stoves or cooking equipment in the Building or in any part of the Building without the prior written approval of Landlord.

8. No signs, posters, advertisements or notices shall be painted or affixed on any of the windows, doors or other parts of the Building except in such color, size and style and in such places as shall be first approved in writing by Landlord.

9. No portion of the Building shall be used for the purpose of lodging rooms or any immoral or unlawful purposes.

10. Vending machines or dispensing machines of any kind will not be placed in the Building by Tenant unless prior written approval has been obtained from Landlord.

11. Landlord's prior written approval must be obtained for installation of any solar screen material, window shades, blinds, drapes, awnings, window ventilators or other similar equipment and any window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building.

12. Tenant shall exercise reasonable precautions in the protection of its personal property from loss or damage by keeping doors to unattended areas locked. Tenant will lock all office doors leading to public corridors and turn off all lights and any appliances at the close of the working day. Landlord shall not be responsible for any lost or stolen personal property, equipment, money or jewelry from the Building, Land or parking areas regardless of whether loss occurs when such area is locked against entry.

13. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, guests or invitees smoke in any common area of the Building unless such common area has been declared a designated smoking area by Landlord.

14. Tenant shall not conduct any auction at the Building nor store goods, wares or merchandise at the Building, except for Tenant's own personal use.

                                   EXHIBIT "B"

          TO BE FILED IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS

                               FINANCING STATEMENT


     This instrument is prepared as, and is intended to be, a Financing Statement complying with the formal requisites therefore as set forth in the Texas Business and Commerce Code, Article 9 (also known as the Texas Uniform Commercial Code-Secured Transactions), and in particular Section 9.402 thereof.

     1. The name and address of the debtor ("Debtor") is:

                  Allstar Systems, Inc.
                  6401 Southwest Freeway
                  Houston, Texas 77074
                  Attention: Donald R. Chadwick

     2. The name and address of the secured party ("Secured Party") is:

                  Allstar Equities, Inc.
                  6401 Southwest Freeway
                  Houston, Texas 77074
                  Attention: James H. Long

     3.This  Financing  Statement  covers the  following  types of property (the
       "Real Property") and all proceeds of such Property:

               All  furniture,  fixtures,  equipment and personal
               property   located  at  6401  Southwest   Freeway,
               Houston, Texas 77074.


                                    DEBTOR:

                                    ALLSTAR SYSTEMS, INC.



                                    By: ____________________________________
                                        Donald R. Chadwick,
                                        Chief Financial Officer